UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported): August 31, 2004

Churchill Downs Incorporated

Exact Name of Registrant as Specified in Its Charter)

Kentucky

(State or Other Jurisdiction of Incorporation)

                                     0-1469                             61-0156015

                                               (Commission File Number)                            (IRS Employer Identification No.)
                700 Central Avenue
               Louisville, Kentucky                                                                       40208

(Address of Principal Executive Offices)                                                       (Zip Code)

(502)636-4400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This report on Form 8-K/A related to Churchill Downs Incorporated's report on Form 8-K filed September 2, 2004 is being filed to include herewith exhibits 2.1, 2.2 and 2.3.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

2.1	Asset Purchase Agreement dated August 31, 2004 among Churchill Downs Incorporated, on behalf of a wholly owned subsidiary to be formed, Fair Grounds Corporation, a Louisiana corporation and debtor-in-possession, and for the sole purpose of the provisions set forth in §11 of the Asset Purchase Agreement, Churchill Downs Incorporated, a Kentucky corporation.

2.2	Letter Agreement dated August 31, 2004 between Churchill Downs Incorporated and Louisiana Horsemen’s Benevolent and Protective Association 1993, Inc., and acknowledged by Fair Grounds Corporation.

2.3	Global Term Sheet among Churchill Downs Incorporated, Fair Grounds Corporation, Ben S. Gravolet, Finish Line Management Corp. and Bryan G. Krantz.

99.1*	Press release dated September 1, 2004 issued by Churchill Downs Incorporated.

*Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED
September 2, 2004	/s/ Michael E. Miller Michael E. Miller Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)